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
Administrative Offices:
829 Ameriprise Financial Center, Minneapolis, MN 55474                                                      RIVERSOURCE [LOGO] (SM)
Service line: 1-800-333-3437                                                                                         ANNUITIES

RIVERSOURCE INNOVATIONS SELECT (SM)
VARIABLE ANNUITY APPLICATION
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

==================================================================================================================================
1. OWNER (check one)

[ ] Same as Annuitant (Do not complete Annuitant information below)           HOME TELEPHONE NUMBER (       ) ____________________
[ ] Joint with Annuitant (Spouse only) -- Only available for Non-qualified
    Annuities (Enter Joint Owner here; Annuitant-Owner in Section 2)          E-MAIL ADDRESS _____________________________________
[ ] Other
NAME (First, Middle Initial, Last)

__________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, ZIP)

__________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S.  [ ] Other (Country) ________________________ SEX [ ] M [ ]  F
DATE OF BIRTH (MM/DD/YY) __________________________ SOCIAL SECURITY NUMBER (Tax Identification Number) ___________________________

For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under SECTION 7 Remarks and Special Instructions.
==================================================================================================================================
2. ANNUITANT NAME (First, Middle Initial, Last)

__________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, ZIP)

__________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S.  [ ] Other (Country) ________________________ SEX [ ]  M [ ] F
DATE OF BIRTH (MM/DD/YY) __________________________ SOCIAL SECURITY NUMBER (Tax Identification Number) ___________________________
==================================================================================================================================
3. PRIMARY BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

__________________________________________________________________________________________________________________________________
CONTINGENT BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

==================================================================================================================================
4. REPLACEMENT

Will the annuity applied for replace any existing insurance or annuity?       [ ] Yes  [ ] No
If YES, provide details - company, contract number, amount, reason - under SECTION 7 Remarks and Special Instructions.
==================================================================================================================================
5. TYPE OF ANNUITY (check one) [ ] Non-qualified  [ ] Traditional Individual Retirement Annuity (IRA)  [ ] SEP-IRA  [ ] Roth IRA
                               [ ] TSA Rollover

IF IRA (check and complete applicable types)
  Traditional IRA:    Amount $________________ for __________ (year)                  Rollover IRA:  Amount $_________________
  Traditional IRA:    Amount $________________ for __________ (year)        Trustee to Trustee IRA:  Amount $_________________
Roth Contributory:    Amount $________________ for __________ (year)           Roth Conversion IRA:  Amount $_________________
Roth Contributory:    Amount $________________ for __________ (year)
          SEP-IRA:    Amount $________________ for __________ (year)
          SEP-IRA:    Amount $________________ for __________ (year)

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e., IRA or TSA), SECTION 10 MUST also be completed.
==================================================================================================================================
6. BENEFIT SELECTION                    | REQUIRED DEATH BENEFIT: YOU MUST SELECT ONE | OPTIONAL RIDERS (YOU MAY SELECT ONLY ONE)
                                        | ----------------------                      | ---------------
CONTRACT - SELECT ONE                   | If you and the annuitant are age 79 or      | Portfolio Navigator must be selected in
---------------------                   | younger, please make a death benefit        | box 8.
                                        | selection below. If no selection is made    |
[ ] 7-year withdrawal charge            | the death benefit will default to ROP.      | GUARANTEED MINIMUM INCOME BENEFIT RIDER
[ ] 5-year withdrawal charge            | [ ] Return of Payment (ROP)                 | (through annuitant age 75):
                                        | [ ] Maximum Anniversary Value (MAV)         | [ ] Income Assurer Benefit(SM) - MAV; OR
                                        | [ ] 5% Accumulation Death Benefit (5%)      | [ ] Income Assurer Benefit(SM) - 5%; OR
                                        | [ ] Enhanced Death Benefit (EDB)            | [ ] Income Assurer Benefit(SM) - Greater
                                        |                                             |     of MAV or 5%
                                        | OPTIONAL DEATH BENEFITS: YOU MAY SELECT ONE | OR
                                        | -----------------------                     | GUARANTEED MINIMUM WITHDRAWAL BENEFIT
                                        | (Through owner/annuitant age 75. Not        | RIDER (through owner/annuitant age 79):
                                        | available with 5% or EDB).                  | [ ] The Guarantor(SM) Withdrawal Benefit
                                        | [ ] Benefit Protector(SM) Death Benefit     | OR
                                        |     Rider, OR                               | GUARANTEED MINIMUM ACCUMULATION BENEFIT
                                        | [ ] Benefit Protector(SM) Plus Death        | RIDER
                                        |     Benefit Rider (Transfer or rollover     | [ ] Accumulation Protector Benefit(SM)
                                        |     only)                                   |

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7. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions) _____________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

==============================================================================
8. PURCHASE PAYMENTS Initial Purchase Payment $_______________________________ (FOR DCA, SIP, REBALANCING AND INTEREST SWEEP OPTIONS COMPLETE THE INVESTMENT OPTIONS FORM.)

Payment Allocation*

[ ] PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN) - if elected, must be 100%. Complete the PN questionnaire, then complete and attach the enrollment form.

FIXED ACCOUNT
_____% AEL One-Year Fixed Account

GUARANTEE PERIOD ACCOUNTS (GPAS)
(Some or all GPA durations may not be available in all states. $1,000 minimum per GPA.)
_____% 1 Year Guarantee Period Account
_____% 2 Year Guarantee Period Account
_____% 3 Year Guarantee Period Account
_____% 4 Year Guarantee Period Account
_____% 5 Year Guarantee Period Account
_____% 6 Year Guarantee Period Account
_____% 7 Year Guarantee Period Account
_____% 8 Year Guarantee Period Account
_____% 9 Year Guarantee Period Account
_____% 10 Year Guarantee Period Account

CASH EQUIVALENTS
_____% RiverSource(SM) VP - Cash Management Fund

SHORT-TERM FIXED INCOME
_____% RiverSource(SM) VP - Short Duration U.S. Government Fund

LONG-/INTERMEDIATE TERM FIXED INCOME
_____% RiverSource(SM) VP - Diversified Bond Fund
_____% American Century(R) VP Inflation Protection, Class II
_____% Fidelity VIP Investment Grade Bond Portfolio Service Class 2

MULTI-SECTOR FIXED INCOME
_____% Oppenheimer Strategic Bond Fund/VA, Service Shares

INTERNATIONAL FIXED INCOME
_____% FTVIPT Templeton Global Income Securities Fund - Class 2

HIGH-YIELD FIXED INCOME
_____% RiverSource(SM) VP - High Yield Bond Fund
_____% RiverSource(SM) VP - Income Opportunities Fund
_____% Columbia High Yield Fund, Variable Series, Class B

BALANCED
_____% AllianceBernstein VP Total Return Portfolio (Class B)
_____% FTVIPT Franklin Income Securities Fund - Class 2
_____% MFS(R) Total Return Series - Service Class

LARGE CAP STOCK
_____% RiverSource(SM) VP - Diversified Equity Income Fund
_____% RiverSource(SM) VP - Growth Fund
_____% RiverSource(SM) VP - Large Cap Equity Fund
_____% RiverSource(SM) VP - Large Cap Value Fund
_____% RiverSource(SM) VP - New Dimensions Fund(R)
_____% RiverSource(SM) VP - S & P 500 Index Fund
_____% AIM V.I. Basic Value Fund, Series II Shares
_____% AllianceBernstein VP Growth and Income Portfolio (Class B)
_____% American Century(R) VP Ultra, Class II
_____% Dreyfus VIF Appreciation Portfolio, Service Share Class
_____% Fidelity VIP Contrafund(R) Portfolio Service Class 2
_____% Fidelity VIP Growth Portfolio Service Class 2
_____% MFS(R) Investors Growth Stock Series - Service Class
_____% Oppenheimer Capital Appreciation Fund/VA, Service Shares
_____% Van Kampen LIT Comstock Portfolio Class II Shares

MID CAP STOCK
_____% RiverSource(SM) VP - Mid Cap Growth Fund
_____% RiverSource(SM) VP - Select Value Fund
_____% AIM V.I. Capital Development Fund, Series II Shares
_____% AIM V.I. Mid Cap Core Equity Fund, Series II Shares
_____% American Century(R) VP Value, Class II
_____% Dreyfus IP Midcap Stock Portfolio, Service Share Class
_____% Fidelity VIP Mid Cap Portfolio Service Class 2
_____% FTVIPT Franklin Rising Dividends Securities Fund - Class 2
_____% FTVIPT Mutual Shares Securities Fund - Class 2
_____% Goldman Sachs VIT Mid Cap Value Fund
_____% Putnam VT Vista Fund - Class IB Shares

SMALL CAP STOCK
_____% RiverSource(SM) VP - Small Cap Value Fund
_____% Colonial Small Cap Value Fund, Variable Series, Class B
_____% FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2
_____% MFS(R) New Discovery Series - Service Class
_____% Oppenheimer Main Street Small Cap Fund/VA, Service Shares
_____% Putnam VT Small Cap Value Fund - Class IB Shares
_____% Wanger US Smaller Companies

WORLD STOCK
_____% FTVIPT Templeton Growth Securities Fund - Class 2
_____% Oppenheimer Global Securities Fund/VA, Service Shares

INTERNATIONAL STOCK
_____% RiverSource(SM) VP - Emerging Markets Fund
_____% RiverSource(SM) VP - International Opportunity Fund
_____% AllianceBernstein VP International Value Portfolio (Class B)
_____% American Century(R) VP International, Class II
_____% Dreyfus VIF International Value Portfolio, Service Share Class
_____% Fidelity VIP Overseas Portfolio Service Class 2
_____% Putnam VT International Equity Fund - Class IB Shares
_____% Wanger International Small Cap

SPECIALTY/SECTOR
_____% Dreyfus IP Technology Growth Portfolio, Service Share Class
_____% MFS(R) Utilities Series - Service Class
_____% Putnam VT Health Sciences Fund - Class IB Shares
_____% Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares

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  100% MUST BE WHOLE NUMBERS AND TOTAL 100%

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

==============================================================================
9. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

By checking (R)Yes,(R) I/we hereby authorize and direct American Enterprise Life Insurance Company (AEL) to accept telephone or electronic transaction instructions from the agent or registered/licensed assistant who can furnish proper identification to make transfers between accounts, change the allocation of future investments, and/or to request withdrawals to the extent authorized in the prospectus. AEL will use reasonable procedures to confirm that these instructions are authorized and genuine. AEL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my AEL variable product.

This authorization is valid until I/we cancel it in writing. However, AEL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/we agree to hold harmless and indemnify AEL and its affiliates, including each of their directors, officers, employees and agents, for any loss,
liability or expense arising from such instructions.     [ ] YES

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==============================================================================
10. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

    1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

    2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

    3. I have received a copy of (R)Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan(R) and understand the contents.

    4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charge, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply):

       [ ] Access to multiple investment managers

       [ ] Access to a guaranteed interest rate in the fixed accounts

       [ ] Guaranteed lifetime income payout rates

       [ ] Ability to transfer among multiple investment options without additional charges

       [ ] Death benefit guarantees

       [ ] Retirement Income Guarantee

       Other (list) __________________________________________________________

==============================================================================
11. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

   (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

   (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

   (3) You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

==============================================================================
12. I/WE AGREE THAT:

    1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

    2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.

    3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 7 Remarks and Special Instructions.

    4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.

    5. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE. ALLOCATIONS AND TRANSFERS TO GUARANTEE PERIOD ACCOUNT(S) ARE SUBJECT TO MARKET VALUE ADJUSTMENTS PRIOR TO THE DATES SPECIFIED IN THE CONTRACT.

    6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

    7. I/we acknowledge receipt of American Enterprise Life Insurance Company's Privacy Notice.

    8. I/we have read and understood the disclosures, if applicable, listed in
       SECTION 10 above.

    9. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

   10. I/we acknowledge receipt of the Product Disclosure.

   11. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. (SEE SECTION 11)

SIGNATURES

Location (City/State) ________________________________________________________________________    Date ___________________________

X_____________________________________________________________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X_____________________________________________________________________________________________
Joint Owner (if any) Signature

X_____________________________________________________________________________________________
Annuitant Signature (if other than Owner)

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13. STATE SPECIFIC INFORMATION/FRAUD WARNINGS

For applicants in Arizona:
                  -------

      WRITE TO US IF YOU WANT INFORMATION ABOUT YOUR ANNUITY CONTRACT BENEFITS AND PROVISIONS. WE'LL PROMPTLY SEND YOUR REQUESTED INFORMATION. IF FOR ANY REASON YOU ARE NOT SATISFIED WITH THE CONTRACT, YOU MAY RETURN IT TO US OR OUR AGENT WITHIN 10 DAYS AFTER RECEIVING IT. WE WILL REFUND AN AMOUNT EQUAL TO THE SUM OF THE CONTRACT VALUE AND ANY PREMIUM TAX CHARGES AND THE CONTRACT WILL THEN BE VOID.

For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and
                  --------  --------  -----  ----------  ----
Pennsylvania:
------------

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Colorado:
                  --------

      ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

For applicants in District of Columbia:
                  --------------------

      WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For applicants in Florida:
                  -------

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
      AGENT'S PRINTED NAME: _____________________________________________
      AGENT'S FLORIDA LICENSE ID #:______________________________________

For applicants in Louisiana:
                  ---------

      ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

For applicants in New Jersey:
                  ----------

      ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Tennessee:
                  ---------

      IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

==============================================================================
14. AGENT'S REPORT (Type or Print)

AGENT'S NAME __________________________________________________ AGENT'S SOCIAL SECURITY NUMBER ___________________________________

AGENCY NAME AND NUMBER (If applicable) ___________________________________________________________________________________________

TELEPHONE NUMBER (        ) __________________________ FAX NUMBER (        ) ___________________ SALE LOCATION ___________________

E-MAIL ADDRESS ___________________________________________________________________________________________________________________

BRANCH ADDRESS ___________________________________________________________________________________________________________________

I hereby certify I personally solicited this application and that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under SECTION 7 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

|----------------------------------------------------------------------|    |-----------------------------------------------------|
| CHECK ONE BOX BELOW                                                  |    | FOR AGENT USE ONLY (check one)                      |
| To the best of my knowledge, this application [ ] DOES  [ ] DOES NOT |    | [ ] Option A     [ ] Option B                       |
| involve replacement of existing life insurance or annuities.         |    |-----------------------------------------------------|
|                                                                      |
| X______________________________________________________________      |
| Licensed Agent Signature                                             |
|                                                                      |
|----------------------------------------------------------------------|

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